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                                                                    EXHIBIT 99.1




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                               COMPS.COM, INC.
                 PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS
                              FEBRUARY 10, 2000


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMPS.COM, INC. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF NOVEMBER 3, 1999, BY AND AMONG COMPS.COM, INC., COSTAR GROUP, INC., AND ACQ SUB, INC.

The undersigned hereby constitutes and appoints Christopher A. Crane the attorney and proxy of the undersigned with full power of substitution to appear and to vote all of the shares of common stock of COMPS.COM, Inc. held of record by the undersigned on December 30, 1999 at the Special Meeting of Stockholders to be held on February 10, 2000, or any adjournment or postponement thereof, as designated on the reverse side.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

  COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS/ADDRESS BOX ON REVERSE SIDE.

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                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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                           YOUR VOTE IS IMPORTANT!

                  PLEASE MARK, SIGN AND DATE YOUR PROXY CARD
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                               COMPS.COM, INC.

                              FEBRUARY 10, 2000



            \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/

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                          __
A [X] Please mark your   |                                                                                       |
      votes as in this                                                                                           |_____
      example.





                                                                                                         FOR   AGAINST   ABSTAIN
                                                       PROPOSAL: To adopt the Agreement and Plan of      [ ]     [ ]       [ ]
                                                          Merger, dated as of November 3, 1999, by
                                                          and among COMPS.COM, Inc., CoStar Group,
                                                          Inc., and Acq Sub, Inc.

                                                       You are urged to date, sign and return promptly this proxy in the envelope provided. It is important for you to be represented at the meeting. The execution of your proxy will not affect your right to vote in person if you are present at the meeting.

                                                          Please Check One:                     I plan to attend meeting.  [ ]


                                                                                         I do not plan to attend meeting.  [ ]


                                                                             COMMENTS/ADDRESS CHANGE
                                                                             Please mark this box if you have written
                                                                             comments/address change on the reverse side.  [ ]



Signature _______________________________________ Signature _____________________________________ DATED: __________________, 2000

IMPORTANT: Please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title, as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

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